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                                                                  Exhibit 4.1


                                 [ UBICS logo ]

                                  UBICS, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                     COMMON STOCK, PAR VALUE $.01 PER SHARE

                                                    CUSIP 90261L 10 8
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES THAT


Is the owner of

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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF UBICS, INC. (the
"Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by dely authorized attorney upon surrender of this Certificate properly endorsed.

   This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   IN WITNESS WHEREOF, UBICS, Inc. has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

                              CERTIFICATE OF STOCK

Dated:

/s/ BABU SRINIVAS                                      /s/ MANOHAR B. HIRA
--------------------------                             -----------------------
SECRETARY                                              PRESIDENT

                             ---------------------
                                  UBICS, Inc.
                                   CORPORATE
                                      SEAL
                                      1993
                                    DELAWARE
                             ---------------------

Countersigned and Registered:
             ChaseMellon Shareholder Services, L.L.C.
                                                      Transfer upon
                                                      and Register

By:

                                                      Authorized Officer


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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common
TEN ENT  -as tenants by the entireties
JT TEN   -as joint tenants with right of
          survivorship and not as tenants
          in common

UNIF GIFT MIN ACT-                 Custodian
                  -----------------         --------------------
                     (Cust)                    (Minor)

                  under Uniform Gifts to Minors Act

                  ---------------------------------
                               (state)

    Additional abbreviations may also be used though not in the above list.


For value received,                                    hereby sell, assign and
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transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee

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                                                                         Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated,
      -----------------------------


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                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

By

THE SIGNATURE SHOULD BE GUARANTEED BY A BROKERAGE FIRM OR FINANCIAL INSTITUTION THAT IS A MEMBER OF A SECURITIES APPROVED MEDALLION PROGRAM, SUCH AS SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP). STOCK EXCHANGE MEDALLION PROGRAM (SEMP) OR NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (MSP).